-----------------------------
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                                                   -----------------------------
                                                   OMB Number: 3235-0570

                                                   Expires: September 30, 2007

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                                                   hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-07677
                                   -----------------------------------

                          Profit Funds Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 8401 Colesville Road, Suite 320       Silver Spring, Maryland        20910
--------------------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                Eugene A. Profit

Profit Investment Management   8401 Colesville Road, Suite 320   Silver Spring, MD 20910
-----------------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059
                                                     ----------------------

Date of fiscal year end:         September 30, 2006
                          ----------------------------------

Date of reporting period:        March 31, 2006
                          ----------------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.





                                THE PROFIT FUND





                                  PROFIT FUNDS
                               -----------------
                               [GRAPHIC OMITTED]
                               -----------------
                                INVESTMENT TRUST
                                     PVALX









                               SEMI-ANNUAL REPORT
                                 March 31, 2006
                                  (Unaudited)

THE PROFIT FUND
LETTER TO SHAREHOLDERS
================================================================================

April 20, 2006

Dear Profit Fund Shareholders:

During the six-month period ending March 31, 2006, the Profit Fund returned 6.94 percent versus the S&P 500 Index's 6.38 percent return. The graphic and table below show the historical performance (in percentage terms) of the Profit Fund and the S&P 500 Index over each fiscal year since our appointment as the Fund's portfolio manager:





                      THE PROFIT FUND VS. THE S&P 500 INDEX
              (Total Returns for Fiscal Years Ended Septemeber 30)


                                [GRAPHIC OMITTED]


                   1999     2000      2001   2002     2003     2004    2005     2006*  Inception
-------------------------------------------------------------------------------------------------
THE PROFIT FUND   42.52%   26.14%   -31.37% -17.59%  30.04%   14.28%   9.82%    6.94%   112.50%
S&P 500 INDEX     27.80%   13.28%   -26.62% -20.49%  24.40%   13.87%  12.25%    6.38%    91.18%

Inception Date: 11/15/96

*6-month period ending March 31, 2006

FUND PERFORMANCE
During the semi-annual period ending March 31, our portfolio outperformed the S&P 500 Index due to strength in the information technology sector and the health care sector.

The Profit Fund is overweight the technology sector when compared to the S&P 500 (20 percent versus the benchmark's 16 percent weighting) due to the Adviser's belief that a cycle upgrade is nearing. Our leading technology issues were PC component manufacturers benefiting from the increasing use of their products in non-PC applications. For example, NVIDIA--a company which produces graphics pro-cessing units for personal computers--is finding cell phone manufacturers increasingly adopting their chipsets to bring video to consumer cell phones. Shares of NVIDIA were our top performer during the last six months, gaining 67 percent. Also, Western Digital--a company that manufactures PC hard dives--is finding PDA and MP3 manufacturers incorporating hard drives into their devices. Western Digital shares rocketed higher 50 percent during the period.

Our portfolio is overweight the health care sector when compared to the S&P 500 Index (17 percent versus the benchmark's 13 percent). Our positions in the sector rose 7 percent versus the benchmark's positions which rose 3 percent. The top contributor in performance was Gilead Sciences, a biotechnology company that developed Tamiflu, a drug used to treat infections of the Avian flu and in great demand. Shares of Gilead rose 28 percent. Another strong performer was Barr Pharmaceuticals, a generic drug manufacturer, whose shares rose 15 percent. Barr said its second-quarter profits rose 60 percent and the company increased its outlook for the full year.

Two sectors that detracted from the returns of our portfolio were the consumer discretionary and financial services sectors.

The Profit Fund is underweight the financial service sector due to rising interest rates and a flat yield curve (making it more difficult for banks to borrow money at a low interest rate and lend money at a higher interest rate). During this semi-annual period, however, S&P financial service stocks rose 12 percent which was better than our sector's 7 percent return. Asset management firms and investment banks saw shares rise, and we were not heavily weighted in these companies. Goldman Sachs Group shares rose 29 percent over the six-month period while Merrill Lynch shares rose 28 percent. We were also hurt by our position in Friedman, Billings Ramsey--an investment-banking real estate investment trust--which saw shares fall because of a negative spread in its mortgage-backed securities portfolio.

Finally, our portfolio was hurt by the consumer discretionary sector (which we were underweight because of rising gas prices and interest rates). Positions like XM Satellite Radio and Sirius Satellite Radio detracted from our return. We sold our position in Sirius Satellite Radio toward the end of the first quarter of 2006 but continue to believe our investment thesis on XM Satellite Radio is correct. With U.S. domestic car sales weakening and Asian car manufacturers gaining market share, XM will benefit since its partners include all major Japanese car makers.

ECONOMIC OVERVIEW
The major economic  highlights during the period are summarized below.

o The Fed raised rates four times during the six-month period to 4.75 percent.

o Gross Domestic Product rose at an annualized rate of 1.7 percent in the fourth quarter of 2005, well below analyst expectations.

o The U.S. personal savings rate fell to historic lows not seen since the Great Depression.

o The housing sector continued its deterioration (save for the abnormally warm January which boosted housing starts).

o Crude oil prices fell from $66 to the upper $50 range, only to return to the $66 range on fears of an escalation in the confrontation over Iran.

o Retail sales were stronger than expected for January due to the abnormally mild winter.

Weaving these major economic items together produces a picture of an economy growing at a respectable pace with price pressure (in the form of higher commodity prices) and a Fed applying brakes. The Fed's relentless campaign should end relatively soon given Fed Chairman Bernanke's recent statements.

BUT WILL THAT BE SOON ENOUGH?
The Fed is notorious for overdoing its tightening and easing campaigns. For examples, simply refer to the late 1990s when the tightening campaign ended in a tech bubble burst or the ensuing easing campaign that sent short-term interest rates to 1 percent and contributed to a housing bubble. The problem is the lag between raising or easing short-term interest rates and their effect on the economy. Usually, changes in the Fed funds rate take 12-18 months to be reflected in the economy.

Our concern is the effect tightening may have on real estate prices since consumers have managed to use housing price appreciation to fuel spending. Fed Chairman Alan Greenspan even documented this effect in a recent paper he published, where he estimated that homeowners borrowed $600 billion in 2004 against the growing equity in their homes. This added 0.50 percent to 1.00 percent to GDP growth.

If rising real estate prices have enabled consumers to save less of their personal income, a pullback in the housing market could curtail spending to a larger degree today than it did in the past. Without other major sources of savings, consumers would be forced to put aside a larger part of their personal income for savings. This would in turn reduce consumer spending which powers two-thirds of the economy.

OUTLOOK
While market valuations are reasonable, there are no major catalysts that could argue for higher market valuations. Prior year catalysts helped pushed equity indexes higher:

o 2003: In 2003, equity markets powered higher in response to unprecedented monetary stimulus. The Federal Reserve lowered interest rates to 1.00 percent--a level not seen in 46 years.

o 2004: Markets continued to rally in 2004 in response to strong fiscal stimulus in the form of income tax cuts and strong federal government spending. The budget deficit hit a new record.

o 2005: The strength in the housing sector helped make many Americans wealthier. In 2005 and prior years, consumers took equity out of their houses. This helped spur spending at the expense of savings, which fell into the negative territory: something that has not happened since the Great Depression.

Because short-term interest rates are rising and housing prices are moderating, we expect corporate earnings growth to be in the single digits in 2006. GDP growth should rise at a modest pace (around 3 percent) which likely will lead to earnings multiple compression for equities.

But there is money to be made in the right companies. We are bullish on the technology sector with an upgrade cycle approaching and new products spurring demand. Microsoft Vista will be released as will the Sony Playstation 3. We also expect health care issues to do well. Two of the ten top selling drugs in the U.S. will face patent expiration come June, and pharmaceutical companies will relinquish some $12 billion in drug sales to generic manufacturers. The new Medicare Prescription Plan has gotten off to a weak start but may offer opportunities for select companies.

We believe that the rest of 2006 will be a "stock picker's market" where skill in selecting the right companies will differentiate the best investment managers from the pack. Approximately 98 percent of our value added over time has come from our stock selection; we therefore feel well positioned to profit in 2006 even if the major averages stagnate or fall.

PORTFOLIO COMMENTARY
Our top three performers during the six-month period were NVIDIA, Western Digital and Gilead Sciences.

NVIDIA shares rocketed higher by 67 percent during the period thanks to investor revaluation of the company. The company should grow earnings per share by 194 percent this year and is raising gross margins through cost cutting measures and expansion into new products with longer life cycles. NVIDIA announced in January that its graphics cards would be compatible with the newest AMD processors. With AMD chips taking market share away from Intel, investors bid up shares of NVIDIA.

Our second biggest gainer was Western Digital. The company's shares rocketed higher after consolidation in its industry. Seagate announced plans to acquire Maxtor (both companies are competitors to Western Digital). Investors bought shares of Western Digital because the move may offset the possibility of price cuts and could lead to higher demand for Western Digital's products. Many of the large PC original equipment manufacturers like Dell Computer purchase hard drives from multiple companies. With Maxtor and Seagate joining together, OEMs may choose to increase their orders to Western Digital so they are not too dependent on any one supplier. Western Digital's stock rose 50 percent during the period.

Finally, Gilead Sciences shares rose 28 percent during the period. The company develops and markets anti-infectives for the treatment of HIV, HBV and fungal infections. Gilead's fourth quarter earnings rose 155 percent because of strong sales of its AIDS drugs and royalties from its Tamiflu influenza treatment. Investors were also pleased to learn that the company resolved a dispute with its Swiss partner, Roche, concerning royalty payments for Tamiflu. Gilead charged that Roche had not sufficiently promoted or produced Tamiflu, and Roche agreed to pay Gilead $62.5 million in back royalties.

Our top three decliners during the period were XM Satellite Radio, Symantec and Sirius Satellite Radio.

XM Satellite Radio shares fell 38 percent during the period. The company said losses rose during its fourth quarter because of higher marketing and subscriber acquisition costs. Presumably, XM spent marketing dollars aggressively to maintain market share in the face of the Howard Stern buzz created by its competitor. Additionally, one of XM's directors quit over disagreements about the company's direction. On the bright side, revenues more than doubled in the fourth quarter to $177.1 million from $83.1 million in the year-ago period.

We remain convinced of the long-term potential of the leader in satellite radio. XM is releasing new products (such as XM-enabled cell phones and revamped portable radios) and marketing expenses are not expected to be as large as they were in the fourth quarter. While our timing decision was wrong, we believe our investment thesis is solid. Having said that, our weighting in XM Satellite Radio is not a full position weighting (XM's weighting in the Profit Fund is 1 percent versus our full position weighting of 3 percent) because the company faces greater risks than the typical large cap company. It's worth noting that XM's beta is greater than two and, hence, its swings can be stomach-turning at times.

Investors sold off shares of Symantec after the company's outlook failed to impress Wall Street. The anti-virus software maker said that profits before special items (relating to its acquisition of Veritas) rose 5 percent, ahead of analyst estimates. What sent shares lower was news that the company expected revenues in 2006 to range between $4.09 billion and $4.12 billion--less than consensus expectations of $5.02 billion. And because Microsoft is expected to make a bigger push into the security-software market this year, Symantec expects to increase its marketing expenditures to mitigate any erosion in market share. Symantec shares ended the period down 26 percent.

Despite the decline in shares, we believe Symantec will benefit over the long-term from further industry consolidation and a wider product line.

Finally, Sirius Satellite Radio shares fell following Howard Stern's debut on the network. Investors had bid up shares aggressively in anticipation of the debut, somewhat reminiscent of action seen in Martha Stewart's company following her release from jail. Investors also disliked news that Howard Stern and his agent would receive $200 million in Sirius stock in addition to their previously announced compensation because the firm had reached certain undisclosed goals for subscriber growth. We sold our position in Sirius to control our exposure to the sector. Shares ended down 23 percent during the period.

PURCHASES AND SALES
During the six-month period ending March 31, 2006, we bought or increased our stakes in the following companies among others:

o AMERICAN EXPRESS: We purchased shares of American Express because the stock currently trades at the low end of its industry group despite the company's high returns on capital and expected earnings growth.

o CARNIVAL: The popular cruise line was 70 percent booked for the full year of 2006 as of March 31. Carnival has also been able to increase prices and has a dividend yield north of 2 percent.

o COUNTRYWIDE FINANCIAL: The diversified financial services provider reported that its mortgage loan servicing portfolio rose 29 percent over the year ago period in February. Countrywide should grow earnings 6 percent in 2006 and 14 percent in 2007.

o FEDEX: The international shipper reported earnings growth of 33 percent in its fourth quarter due to strong customer demand for its broad portfolio of transportation services. The company is also seeing robust demand in China.

o POLARIS: We increased our position in Polaris following a share decline due to an earnings miss. Polaris is generating healthy returns on its capital and is growing its motorcycle division rapidly.

o XM SATELLITE RADIO: The leading satellite radio operator is releasing new products (such as mobile satellite radios that can also store MP3s) and has strong partnerships with leading Asian car manufacturers which are taking an increasing share of the U.S. market.

During the six-month period ending March 31, 2006, we sold or decreased our stakes in the following companies among others:

o BANK OF AMERICA: We exited our position in Bank of America due to expectations of slow earnings growth in the coming years. A recent bankruptcy law enactment also pressured the company's earnings in the fourth quarter of 2005.

o BARR PHARMACEUTICALS: We lightened our position in Barr Pharmaceuticals after a rapid share price rise pushed its weighting in the Profit Fund above 3 percent.

o DTE ENERGY: The distributor of electricity and natural gas has come under pressure due to the decline in natural gas prices after a mild winter. The company is also under a heavy debt load.

o LEHMAN BROTHERS: Shares of the investment bank rose nearly 50 percent in the latter half of 2005, giving us an opportunity to exit.

o MARATHON OIL: We exited the integrated oil company after shares rose 20 percent in the month of January. While earnings growth will be robust in 2006, we expect it to decline in subsequent years.

o PULTE HOMES: We exited our position in Pulte Homes in November because we expected rising long-term interest rates to slow new housing starts. Recently, housing inventory levels hit an all-time high.

o SIRIUS SATELLITE RADIO: Sirius Satellite Radio disclosed new information on its compensation arrangement with Howard Stern. We felt the company was paying too much prior to this news and felt the additional compensation would further dilute shareholder interests.

o TARGET: Target's earnings growth is slowing as the company faces new challenges to grow at historical rates. In the retail space, Wal-Mart shares are more attractive.

o WESTERN DIGITAL: We lightened our position in Western Digital after a rapid share price increase pushed our portfolio weighting above 3 percent.

FIRM NEWS
As of March 31, 2006, Profit Investment Management managed $943 million.

Thank you for continuing to entrust your assets to our care and for your belief in the Profit Investment Management style.

Sincerely,

Eugene A. Profit
President


IMPORTANT INFORMATION
Authorized for distribution only if preceded or accompanied by a prospectus. This Letter to Shareholders seeks to describe the Fund manager's current views of the market and to highlight selected activity in the Fund. Any discussion of specific securities is intended to help shareholders understand the Fund's investment style, and should not be regarded as a recommendation of any security.

Information concerning the performance of the Fund and our recommendations over the last year are available upon request. Past performance is no indication of future performance. You should not assume that future recommendations will be as profitable or will equal the performance of past recommendations.

Statements referring to future actions or events, such as the future financial performance or ongoing business strategies of the companies in which the Fund invests, are based on the current expectations and projections about future events provided by various sources, including company management. These statements are not guarantees of future performance, and actual events and results may differ materially from those discussed herein. References to securities purchased or held are only as of the date of this communication to shareholders. Although the Fund's investment adviser focuses on long-term investments, holdings are subject to change.

THE PROFIT FUND
================================================================================

                        THE PROFIT FUND VS S&P 500 INDEX
                             SECTOR DIVERSIFICATION
                              AS OF MARCH 31, 2006
                                   (UNAUDITED)


                               [GRAPHIC OMITTED]


                                              PROFIT            S&P 500
                                               FUND              INDEX
                                         ------------------------------------
Energy                                         3.2%               9.6%
Materials                                      0.0%               3.1%
Industrials                                   20.7%              11.5%
Consumer Discretionary                        12.0%              10.2%
Consumer Staples                              12.8%               9.3%
Health Care                                   16.7%              12.9%
Financials                                    15.2%              21.0%
Information Technology                        19.5%              16.0%
Telecommunication Services                     0.0%               3.3%
Utilities                                      0.0%               3.2%




                        THE PROFIT FUND TOP TEN HOLDINGS
                                 March 31, 2006
                                  (Unaudited)
--------------------------------------------------------------------------------
                                                                % OF
              SECURITY DESCRIPTION                           NET ASSETS
              --------------------                           ----------
              NVIDIA Corp.                                      4.0%
              Danaher Corp.                                     3.4%
              Cisco Systems, Inc.                               3.2%
              XTO Energy, Inc.                                  3.1%
              Walt Disney Co. (The)                             3.0%
              General Electric Co.                              3.0%
              American Standard Cos., Inc.                      3.0%
              Hewlett-Packard Co.                               2.8%
              Hartford Financial Services Group, Inc. (The)     2.8%
              Pepsi Bottling Group, Inc. (The)                  2.8%

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2006 (UNAUDITED)
================================================================================

ASSETS
Investments in securities:
   At acquisition cost .........................................  $  9,571,680
                                                                  ============
   At value (Note 2) ...........................................  $ 11,577,334
Receivable for capital shares sold .............................         1,832
Dividends receivable ...........................................        14,448
Other assets ...................................................        18,775
                                                                  ------------
   TOTAL ASSETS ................................................    11,612,389
                                                                  ------------

LIABILITIES
Payable to Adviser (Note 4) ....................................         6,765
Payable to Administrator (Note 4) ..............................         6,000
Payable to Chief Compliance Officer (Note 4) ...................        21,000
Other accrued expenses and liabilities .........................        10,916
                                                                  ------------
   TOTAL LIABILITIES ...........................................        44,681
                                                                  ------------

NET ASSETS .....................................................  $ 11,567,708
                                                                  ============

NET ASSETS CONSIST OF:
Paid-in capital ................................................  $  9,551,801
Accumulated net investment loss ................................       (75,930)
Accumulated net realized gains from security transactions ......        86,183
Net unrealized appreciation on investments .....................     2,005,654
                                                                  ------------
NET ASSETS .....................................................  $ 11,567,708
                                                                  ============


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ..................       573,687
                                                                  ============

Net asset value, offering price, and redemption price per share   $      20.16
                                                                  ============


See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2006 (UNAUDITED)
================================================================================

INVESTMENT INCOME
   Dividends ...................................................  $     65,942
                                                                  ------------

EXPENSES
   Investment advisory fees (Note 4) ...........................        72,384
   Professional fees ...........................................        29,295
   Compliance fees (Note 4) ....................................        18,234
   Accounting services fees (Note 4) ...........................        15,000
   Administration fees (Note 4) ................................        12,000
   Transfer agent fees (Note 4) ................................         9,000
   Postage and supplies ........................................         7,965
   Insurance expense ...........................................         7,065
   Registration fees ...........................................         6,706
   Distribution expense (Note 4) ...............................         4,869
   Custodian fees ..............................................         3,453
   Reports to shareholders .....................................         2,313
   Trustees' fees ..............................................         2,000
   Other expenses ..............................................         3,816
                                                                  ------------
      TOTAL EXPENSES ...........................................       194,100
   Fees waived by the Adviser (Note 4) .........................       (52,228)
                                                                  ------------
      NET EXPENSES .............................................       141,872
                                                                  ------------

NET INVESTMENT LOSS ............................................       (75,930)
                                                                  ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions ...............       416,399
   Net change in unrealized appreciation/depreciation on
      investments ..............................................       441,694
                                                                  ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...............       858,093
                                                                  ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................  $    782,163
                                                                  ============

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS
===========================================================================================
                                                             SIX MONTHS
                                                                ENDED           YEAR
                                                              MARCH 31,        ENDED
                                                                2006        SEPTEMBER 30,
                                                             (UNAUDITED)        2005
-------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment loss ..................................   $    (75,930)   $    (87,381)
   Net realized gains from security transactions ........        416,399         617,993
   Net change in unrealized appreciation/depreciation
      on investments ....................................        441,694         379,576
                                                            ------------    ------------
Net increase in net assets from operations ..............        782,163         910,188
                                                            ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net realized gains from security transactions ...       (293,636)           --
                                                            ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Net assets received in conjunction with
      fund merger (Note 1) ..............................           --         5,278,621
   Proceeds from shares sold ............................        313,259         582,123
   Reinvestment of distributions to shareholders ........        292,008            --
   Payments for shares redeemed .........................     (1,181,187)     (2,001,766)
                                                            ------------    ------------
Net increase (decrease) in net assets
   from capital share transactions ......................       (575,920)      3,858,978
                                                            ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................        (87,393)      4,769,166

NET ASSETS
   Beginning of period ..................................     11,655,101       6,885,935
                                                            ------------    ------------
   End of period ........................................   $ 11,567,708    $ 11,655,101
                                                            ============    ============

ACCUMULATED NET INVESTMENT LOSS .........................   $    (75,930)   $       --
                                                            ============    ============

CAPITAL SHARE ACTIVITY
   Shares issued in conjunction with fund merger (Note 1)           --           285,841
   Shares sold ..........................................         15,842          31,071
   Shares issued in reinvestment of
      distributions to shareholders .....................         15,154            --
   Shares redeemed ......................................        (59,803)       (105,344)
                                                            ------------    ------------
   Net increase (decrease) in shares outstanding ........        (28,807)        211,568
   Shares outstanding, beginning of period ..............        602,494         390,926
                                                            ------------    ------------
   Shares outstanding, end of period ....................        573,687         602,494
                                                            ============    ============


See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS
====================================================================================================================================

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
------------------------------------------------------------------------------------------------------------------------------------
                                           SIX MONTHS
                                              ENDED             YEAR           YEAR          YEAR          YEAR          YEAR
                                            MARCH 31,           ENDED          ENDED         ENDED         ENDED         ENDED
                                               2006            SEPT. 30,      SEPT. 30,     SEPT. 30,     SEPT. 30,    SEPT. 30,
                                           (UNAUDITED)           2005          2004           2003          2002          2001
------------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..   $    19.34        $    17.61     $    15.41    $    11.85    $    14.38    $    21.63
                                            ----------        ----------     ----------    ----------    ----------    ----------

Income (loss) from investment operations:
   Net investment loss ..................        (0.13)            (0.15)         (0.18)        (0.32)        (0.25)        (0.22)
   Net realized and unrealized gains
      (losses) on investments ...........         1.45              1.88           2.38          3.88         (2.28)        (6.43)
                                            ----------        ----------     ----------    ----------    ----------    ----------
Total from investment operations ........         1.32              1.73           2.20          3.56         (2.53)        (6.65)
                                            ----------        ----------     ----------    ----------    ----------    ----------

Less distributions:
   From net realized gains from
   security transactions ................        (0.50)             --             --            --            --           (0.60)
                                            ----------        ----------     ----------    ----------    ----------    ----------

Net asset value at end of period ........   $    20.16        $    19.34     $    17.61    $    15.41    $    11.85    $    14.38
                                            ==========        ==========     ==========    ==========    ==========    ==========

Total return (a) ........................         6.94%(b)          9.82%         14.28%        30.04%       (17.59%)      (31.37%)
                                            ==========        ==========     ==========    ==========    ==========    ==========

Net assets at end of period (000's) .....   $   11,568        $   11,655     $    6,886    $    3,595    $    3,124    $    4,737
                                            ==========        ==========     ==========    ==========    ==========    ==========

Ratio of net expenses to
   average net assets (c) ...............         2.45%(d)          2.45%          2.54%         3.61%         2.25%         2.14%

Ratio of net investment loss to
   average net assets ...................        (1.31%)(d)        (0.77%)        (1.15%)       (2.28%)       (1.46%)       (1.18%)

Portfolio turnover rate .................           35%(d)            65%            33%           30%           53%           52%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  Not annualized.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 3.35%(d) for the six months ended March 31, 2006 and 3.37%, 3.70%, 5.59%, 4.72%, and 3.91% for
     the  years  ended  September  30,  2005,   2004,   2003,  2002,  and  2001,
     respectively (Note 4).

(d)  Annualized.

See accompanying notes to financial statements.

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2006 (UNAUDITED)
================================================================================
 SHARES    COMMON STOCKS -- 99.3%                                     VALUE
--------------------------------------------------------------------------------
           AEROSPACE & DEFENSE -- 6.3%
   4,600   General Dynamics Corp. .............................   $    294,308
   2,542   Rockwell Collins, Inc. .............................        143,242
   5,000   United Technologies Corp. ..........................        289,850
                                                                  ------------
                                                                       727,400
                                                                  ------------
           AIR FREIGHT & LOGISTICS -- 2.4%
   2,443   FedEx Corp. ........................................        275,912
                                                                  ------------

           BEVERAGES -- 2.8%
  10,600   Pepsi Bottling Group, Inc. (The) ...................        322,134
                                                                  ------------

           BIOTECHNOLOGY -- 5.2%
   4,027   Amgen, Inc. (a) ....................................        292,964
   5,025   Gilead Sciences, Inc. (a) ..........................        312,656
                                                                  ------------
                                                                       605,620
                                                                  ------------
           BUILDING PRODUCTS -- 3.0%
   8,050   American Standard Cos., Inc. .......................        345,023
                                                                  ------------

           COMPUTERS & PERIPHERALS -- 5.6%
  23,516   EMC Corp. (a) ......................................        320,523
  10,000   Hewlett-Packard Co. ................................        329,000
                                                                  ------------
                                                                       649,523
                                                                  ------------
           DIVERSIFIED FINANCIAL SERVICES -- 10.6%
   3,000   American Express Co. ...............................        157,650
       3   Berkshire Hathaway, Inc. - Class A (a) .............        271,050
   6,108   Countrywide Financial Corp. ........................        224,164
  20,000   Friedman, Billings, Ramsey Group, Inc. - Class A ...        187,600
   2,082   MGIC Investment Corp. ..............................        138,724
   5,775   Washington Mutual, Inc. ............................        246,130
                                                                  ------------
                                                                     1,225,318
                                                                  ------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.0%
  12,150   Western Digital Corp. (a) ..........................        236,075
                                                                  ------------

           FOOD & DRUG RETAILING -- 5.6%
   4,900   McCormick & Co., Inc. ..............................        165,914
   6,000   Sysco Corp. ........................................        192,300
   6,725   Walgreen Co. .......................................        290,049
                                                                  ------------
                                                                       648,263
                                                                  ------------
           HEALTH CARE EQUIPMENT & SUPPLIES -- 5.2%
  10,500   Cytyc Corp. (a) ....................................        295,890
   5,934   Medtronic, Inc. ....................................        301,150
                                                                  ------------
                                                                       597,040
                                                                  ------------
           HEALTH CARE PROVIDERS & SERVICES -- 4.2%
   6,540   Aetna, Inc. ........................................        321,376
   3,200   Quest Diagnostics, Inc. ............................        164,160
                                                                  ------------
                                                                       485,536
                                                                  ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES    COMMON STOCKS -- 99.3% (CONTINUED)                         VALUE
--------------------------------------------------------------------------------
           HOUSEHOLD PRODUCTS -- 4.3%
   3,258   Colgate-Palmolive Co. ..............................   $    186,032
   6,594   Wal-Mart Stores, Inc. ..............................        311,500
                                                                  ------------
                                                                       497,532
                                                                  ------------
           INDUSTRIAL CONGLOMERATES -- 6.4%
   6,161   Danaher Corp. (a) ..................................        391,532
   9,940   General Electric Co. ...............................        345,713
                                                                  ------------
                                                                       737,245
                                                                  ------------
           INTERNET & CATALOG RETAIL -- 2.5%
   7,507   eBay, Inc. (a) .....................................        293,223
                                                                  ------------

           INTERNET SOFTWARE & SERVICES -- 3.2%
  16,972   Cisco Systems, Inc. (a) ............................        367,783
                                                                  ------------

           INSURANCE -- 4.5%
   4,345   AFLAC, Inc. ........................................        196,090
   4,000   Hartford Financial Services Group, Inc. (The) ......        322,200
                                                                  ------------
                                                                       518,290
                                                                  ------------
           LEISURE EQUIPMENT & PRODUCTS -- 3.0%
   2,201   Carnival Corp. .....................................        104,261
   4,409   Polaris Industries, Inc. ...........................        240,555
                                                                  ------------
                                                                       344,816
                                                                  ------------
           MACHINERY -- 2.5%
   4,000   Caterpillar, Inc. ..................................        287,240
                                                                  ------------

           MEDIA -- 4.4%
  12,647   Walt Disney Co. (The) ..............................        352,725
   6,993   XM Satellite Radio Holdings, Inc. - Class A (a) ....        155,734
                                                                  ------------
                                                                       508,459
                                                                  ------------
           OIL, GAS & CONSUMABLE FUELS -- 3.1%
   8,333   XTO Energy, Inc. ...................................        363,069
                                                                  ------------

           PHARMACEUTICALS -- 2.0%
   3,708   Barr Pharmaceuticals, Inc. (a) .....................        233,530
                                                                  ------------

           SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 4.0%
   8,000   NVIDIA Corp. (a) ...................................        458,080
                                                                  ------------

           SPECIALTY RETAIL -- 2.0%
   9,000   Staples, Inc. ......................................        229,680
                                                                  ------------

           SOFTWARE -- 4.5%
   9,101   Adobe Systems, Inc. (a) ............................        317,807
  12,388   Symantec Corp. (a) .................................        208,490
                                                                  ------------
                                                                       526,297
                                                                  ------------

           TOTAL COMMON STOCKS (Cost $9,477,434)...............   $ 11,483,088
                                                                  ------------

THE PROFIT FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 SHARES    MONEY MARKET FUNDS -- 0.8%                                 VALUE
--------------------------------------------------------------------------------
  89,628   Evergreen Institutional Cash Portfolio - Government    $     89,628
   4,618   Fidelity Institutional Cash Portfolio - Government .          4,618
                                                                  ------------
           TOTAL MONEY MARKET FUNDS (Cost $94,246).............   $     94,246
                                                                  ------------

              TOTAL INVESTMENT SECURITIES AT VALUE -- 100.1%
                (Cost $9,571,680)..............................   $ 11,577,334

              LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%)..         (9,626)
                                                                  ------------

              NET ASSETS -- 100.0%.............................   $ 11,567,708
                                                                  ============


(a) Non-income producing security.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2006 (UNAUDITED)
================================================================================

1.  ORGANIZATION

The Profit Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies
(that is, companies having a market capitalization exceeding $10 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

On November 19, 2004, the Fund consummated a tax-free merger with the Lake Forest Core Equity Fund (the Lake Forest Fund). Pursuant to the terms of the agreement governing the merger, each share of the Lake Forest Fund was converted into an equivalent dollar amount of shares of the Fund, based on the net asset value of the Fund and the Lake Forest Fund as of November 19, 2004 ($18.47 and $23.35, respectively), resulting in a conversion ratio of 1.264179 shares of the Fund for each share of the Lake Forest Fund. The Fund thus issued 285,841 shares to shareholders of the Lake Forest Fund. Net assets of the Fund and the Lake Forest Fund as of the merger date were $7,269,723 and $5,278,621, including unrealized appreciation (depreciation) of $1,562,530 and ($111,577), respectively. In addition, the Lake Forest Fund's net assets included accumulated net realized losses of $568,640. Total net assets immediately after the merger were $12,548,344.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

consistently applied procedures established by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income-- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions -- Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The tax character of distributions paid during the six months ended March 31, 2006 was long-term capital gains. There were no distributions during the year ended September 30, 2005.

Contingencies and commitments -- The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2006:

--------------------------------------------------------------------------------
Cost of portfolio investments ..................................  $  9,571,680
                                                                  ============
Gross unrealized appreciation ..................................  $  2,224,239
Gross unrealized depreciation ..................................      (218,585)
                                                                  ------------
Net unrealized appreciation ....................................  $  2,005,654
Capital loss carryforwards subject to limitations ..............      (330,574)
Accumulated net investment loss ................................       (75,930)
Other gains ....................................................       416,757
                                                                  ------------
Accumulated earnings ...........................................  $  2,015,907
                                                                  ============
--------------------------------------------------------------------------------
The primary difference between book basis and tax basis distributable earnings is the different book and tax treatments of short term capital gains and the timing limitations on the utilization of capital loss carryforwards acquired through fund mergers.

As of September 30, 2005, the Fund had a capital loss carryforward acquired in the merger with the Lake Forest Fund of $330,574, which expires September 30, 2010. This capital loss carryforward is subject to an annual limitation of $238,066 until September 30, 2007, at which time the entire loss is available to offset net realized gains. Additionally, the capital loss carryforward can not be used to offset pre-acquisition market value gains until September 30, 2010.

3. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2006, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, amounted to $1,975,621 and $3,069,843, respectively.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

4. TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC, d.b.a. Profit Investment Management (the Adviser). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (Ultimus), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC, the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

The Chief Compliance Officer (the CCO) of the Trust is an affiliate of the Adviser. The Fund pays the CCO $36,000 annually for her services as CCO to the Trust. In addition, the Fund reimburses the CCO for out-of-pocket expenses.

MANAGEMENT AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2007, to waive a portion of its advisory fees and, if necessary, reimburse a portion of the Fund's operating expenses so that the Fund's ordinary operating expenses do not exceed 2.45% per annum of the Fund's average daily net assets (the Expense Cap). As a result of the Expense Cap, the Adviser waived $52,228 of its investment advisory fees during the six months ended March 31, 2006.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $50 million; 0.125% of such net assets between $50 million and $100 million; 0.10% of such net assets between $100 million and $250 million; 0.075% of such net assets between $250 million and $500 million; and 0.05% of such net assets in excess of $500 million, subject to a minimum monthly fee of $2,000. Accordingly, Ultimus received $12,000 of administration fees for the six months ended March 31, 2006.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. Accordingly, Ultimus received $15,000 of accounting fees for the six months ended March 31, 2006.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. Accordingly, Ultimus received $9,000 of transfer agent fees for the six months ended March 31, 2006. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund paid distribution expenses of $4,869 under the Plan during the six months ended March 31, 2006.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
================================================================================

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2005) and held until the end of the period (March 31, 2006).

The table below illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN - This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN - This section is intended to help you compare the Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund's gross income, directly reduce the investment return of the Fund.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND'S EXPENSES (UNAUDITED)
(CONTINUED)
================================================================================

More information about the Fund's expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus.
--------------------------------------------------------------------------------
                                   Beginning        Ending           Expenses
                                 Account Value   Account Value     Paid During
                                 Oct. 1, 2005    March 31, 2006       Period*
--------------------------------------------------------------------------------
Based on Actual Fund Return        $1,000.00       $1,069.40          $12.64
Based on Hypothetical 5% Return
   (before expenses)               $1,000.00       $1,012.72          $12.29
--------------------------------------------------------------------------------
* Expenses are equal to the Fund's annualized expense ratio of 2.45% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

CHANGE IN INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM (UNAUDITED)
================================================================================

On May 26, 2005, PricewaterhouseCoopers LLP resigned as the Trust's independent registered public accounting firm. On September 19, 2005, the Trust engaged Briggs, Bunting & Dougherty, LLP as the Fund's new independent registered public accounting firm. The selection of Briggs, Bunting & Dougherty, LLP was approved by the Trust's audit committee and ratified by the Board of Trustees.

PricewaterhouseCoopers LLP's reports on the Fund's financial statements for the fiscal years ended September 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of PricewaterhouseCoopers LLP's resignation, there were no disagreements between the Trust and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference thereto in its reports on the financial statements for such years.

THE PROFIT FUND
OTHER INFORMATION (UNAUDITED)
================================================================================

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(UNAUDITED)
================================================================================

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the Fund's Management Agreement with the Adviser. Approval took place at an in-person meeting, held on November 22, 2005 at which a majority of Trustees were present, including a majority of Independent Trustees.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Independent Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

(i) THE NATURE, EXTENT, AND QUALITY OF THE SERVICES PROVIDED BY THE ADVISER. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser's compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser's key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided by the Adviser were satisfactory for the Fund.

(ii) THE  INVESTMENT  PERFORMANCE OF THE FUND AND ADVISER.  In this regard,  the
     Independent  Trustees  compared  the  performance  of  the  Fund  with  the performance of the S&P 500 Index, the Dow Jones Industrial Average and averages of comparable funds managed by other advisers over various periods ended September 30, 2005. The Independent Trustees were also provided with comparative performance numbers of the universe of funds that have assets of less than $50 million and are categorized by Morningstar as "large cap blend" funds. The Independent Trustees also considered the consistency of the Adviser's management of the Fund with the Fund's investment objective and policies. The Trustees noted the strong long-term performance history of the Fund. Following further discussion, the Independent Trustees concluded that the investment performance of the Fund has been satisfactory.

(iii)THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE FUND. In this regard, the Independent Trustees considered the Adviser's staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the advisory fee paid by the Fund under the Management Agreement and compared it to the average advisory fee ratios of similar mutual funds as

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(UNAUDITED) (CONTINUED)
================================================================================

     reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees next discussed the Adviser's analysis of its revenues and expenses with respect to the Fund for the fiscal year ended September 30, 2005. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund and, in fact, has collected virtually no advisory fees from the Fund until the most recent fiscal year. The Independent Trustees further noted that the Adviser has incurred significant losses over the life of the Fund. The Independent Trustees also reviewed the balance sheet of the Adviser as of September 30, 2005. The Independent Trustees considered the "fallout benefits" to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund's brokerage. Following consideration and discussion of the foregoing factors, as well as the Adviser's representation that it is committed to reducing the overall expenses of the Fund, the Independent Trustees concluded that the fees paid to the Adviser by the Fund are reasonable.

     (iv) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER ADVISORY FEE LEVELS REFLECT THESE ECONOMIES OF SCALE FOR THE BENEFITS OF THE FUND'S INVESTORS. In this regard, the Independent Trustees considered that in past years the Adviser received little or no advisory fees because it was subsidizing the Fund to reduce operating expenses. The Independent Trustees discussed that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time. The Independent Trustees noted, however, that if the Fund continues to grow in assets, it may become necessary for the Adviser to consider adding fee breakpoints to the Management Agreement.

CONCLUSION
The Independent Trustees concluded that, based on the long-term performance of the Fund, they believe that the Adviser has provided high quality advisory services to the Fund. The Independent Trustees further concluded that although the advisory fees of the Fund are in the higher range of fees for other comparably managed funds, they believe the fees to be reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement. The Independent Trustees noted that the Adviser's representation that it is committed to reducing the overall expenses of the Fund during the coming year was an important factor in their deliberations.

After full consideration of the above factors as well as other factors, the Trustees, including all the Independent Trustees, concluded that approval of the Management Agreement was in the best interest of the Fund and its shareholders.

                         PROFIT FUNDS INVESTMENT TRUST
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910


                         BOARD OF TRUSTEES
                         Eugene A. Profit
                         Larry E. Jennings, Jr.
                         Robert M. Milanicz
                         Deborah T. Owens


                         INVESTMENT  ADVISER
                         PROFIT INVESTMENT MANAGEMENT
                         8401 Colesville Road, Suite 320
                         Silver Spring, Maryland 20910
                         (301) 650-0059


                         ADMINISTRATOR/TRANSFER AGENT
                         ULTIMUS FUND SOLUTIONS, LLC
                         P.O. Box 46707
                         Cincinnati, Ohio 45246-0707


                         SHAREHOLDER SERVICE
                         Nationwide: (Toll-Free) 888-744-2337




This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current fund prospectus.

ITEM 2.   CODE OF ETHICS.

Not required

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not required

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.   SCHEDULE OF INVESTMENTS.

Not applicable [schedule filed with Item 1]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto






Exhibit 99.CERT           Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT        Certifications required by Rule 30a-2(b) under the Act

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant)   Profit Funds Investment Trust
             --------------------------------------------------------------



By (Signature and Title)*    /s/ Eugene A. Profit
                           -------------------------------------------

                           Eugene A. Profit, President


Date         May 22, 2006
      ---------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By (Signature and Title)*    /s/ Eugene A. Profit
                           -------------------------------------------

                           Eugene A. Profit, President

Date         May 22, 2006
      ---------------------------------------




By (Signature and Title)*    /s/ Mark J. Seger
                           -------------------------------------------

                           Mark J. Seger, Treasurer

Date         May 22, 2006
      ---------------------------------------




* Print the name and title of each signing officer under his or her signature.